Exhibit 10.20

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”) is made and entered into among Veritone, Inc., a Delaware corporation (the “Company”), BV16, LLC, a Delaware limited liability company (the “SPIV”) and NCI Investments, LLC, a Delaware limited liability company (“NCI”). In connection with the issuance of shares of the Company’s Common Stock by the Company to NCI and the transfer of shares of the Company’s Common Stock by NCI to the SPIV, the parties hereto agree as follows:

1. Ancillary Agreements. The Company and certain stockholders of the Company entered into the following agreements dated July 15, 2014 (collectively, the “Ancillary Agreements”): (a) the Right of First Refusal, Offer and Co-Sale Agreement (the “ROFR Agreement”); and (b) the Voting Agreement (the “Voting Agreement”). By execution of this Agreement, the parties agree that each of the SPIV and NCI will become a party to each of the Ancillary Agreements in the capacity of (i) a “Restricted Holder” under the ROFR Agreement, and (ii) a “Stockholder” under the Voting Agreement, as such terms are defined in the respective Ancillary Agreement). In such capacities, each of the SPIV and NCI agrees to be bound by and subject to all the terms and conditions of each of the Ancillary Agreements. In furtherance of the foregoing, each of the SPIV and NCI agrees to execute the signature pages to each of the Ancillary Agreements substantially in the forms attached hereto as Exhibit A (the “Signature Pages”). The Signature Pages shall, with immediate effect upon execution, be incorporated into the respective Ancillary Agreements such that each Ancillary Agreement and the applicable Signature Page, when taken together, shall be deemed to constitute one and the same instrument.

2. Amendment Approval. The addition of the SPIV and NCI as parties to each of the Ancillary Agreements as set forth in Section 1 above has been approved by the Company and other parties to each of the Ancillary Agreements holding (i) at least 65% of the Company’s outstanding Series A-1 Preferred Stock and Series A Preferred Stock voting together as a class on an as converted to Common Stock basis; and (ii) at least 67% of the Company’s outstanding Series B Preferred Stock.

3. Market Stand-off Agreement. Each of the SPIV and NCI agrees to be bound by and subject to all the terms and conditions of Section 1.14 of the Investor Rights Agreement dated as of July 15, 2014 by and among the Company and certain stockholders, as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, as if each of the SPIV and NCI were a “Holder” thereunder.

4. Legends. Each of the SPIV and NCI understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificates evidencing the Common Stock, together with any other legends that may be required by state or federal securities laws, the Company’s certificate of incorporation or bylaws, the Restrictive Agreements or any other agreement between SPIV and the Company:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF

SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN THE INVESTORS RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

THERE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES, THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL OF THE PROVISIONS OF SAID VOTING AGREEMENT.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL, OFFER AND CO-SALE AGREEMENT AMONG THE HOLDER OF THE SECURITIES, THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

5. Governing Law; Jurisdiction; Venue. This Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to any conflicts of laws principles. Courts of competent authority located in Orange County, California shall have sole and exclusive jurisdiction of any action arising out of or in connection with this Agreement, and such courts shall be the sole and exclusive venue for any such action. Each party consents to personal jurisdiction of such courts

6. Assignment. This Agreement shall be binding on and shall inure to the benefit of the parties and their respective successors, heirs, and permitted assigns.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same instrument.

8. Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement in favor of the Company and the other parties to the Ancillary Agreements as of the date first set forth above.

Dated: April 5, 2016	NCI INVESTMENTS, LLC,
a Delaware limited liability company

	By:	/s/ Chad Steelberg
Chad Steelberg, Manager

Dated: April 5, 2016	BV16, LLC,
a Delaware limited liability company

	By:	NCI Investments, LLC, Manager

	By:	/s/ Chad Steelberg
Chad Steelberg, Manager

Dated: April 5, 2016	VERITONE, INC.,
a Delaware corporation

	By:	/s/ John M. Markovich
John M. Markovich,
Chief Financial Officer

EXHIBIT A

Signature Pages to Ancillary Agreements

(attached hereto)

VERITONE, INC.

BV16, LLC JOINDER SIGNATURE PAGE TO

RIGHT OF FIRST REFUSAL, OFFER AND CO-SALE AGREEMENT

As of the date set forth below, the undersigned, BV16, LLC, is acquiring from NCI Investments, LLC (“NCI”) 1,603,059 shares of the Common Stock of Veritone, Inc. (the “Company”). By execution of this Joinder Signature Page, the undersigned hereby agrees to become a party to that certain Right of First Refusal, Offer and Co-Sale Agreement dated July 15, 2014 by and between the Company and certain of the stockholders (as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms (the “ROFR Agreement”)) in the capacity of a “Restricted Holder,” with all of such rights and obligations as set forth in the ROFR Agreement. The undersigned agrees to be bound by and subject to all the terms and conditions of the ROFR Agreement. For the purposes of clarity, the Shares shall be included as “Common Stock issued” and “Shares” for all purposes of the ROFR Agreement).

Dated: April 5, 2016	BV16, LLC,
a Delaware limited liability company

	By:	NCI Investments, LLC, Manager

		By:	/s/ Chad Steelberg
Chad Steelberg, Manager

Address: 514 30th Street
Newport Beach, CA 92660

VERITONE, INC.

NCI INVESTMENTS, LLC JOINDER SIGNATURE PAGE TO

RIGHT OF FIRST REFUSAL, OFFER AND CO-SALE AGREEMENT

As of the date set forth below, the undersigned, NCI Investments, LLC, is acquiring from Veritone, Inc. (the “Company”) 1,603,059 shares of the Company’s Common Stock. By execution of this Joinder Signature Page, the undersigned hereby agrees to become a party to that certain Right of First Refusal, Offer and Co-Sale Agreement dated July 15, 2014 by and between the Company and certain of the stockholders (as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms (the “ROFR Agreement”)) in the capacity of a “Restricted Holder,” with all of such rights and obligations as set forth in the ROFR Agreement. The undersigned agrees to be bound by and subject to all the terms and conditions of the ROFR Agreement. For the purposes of clarity, the Shares shall be included as “Common Stock issued” and “Shares” for all purposes of the ROFR Agreement).

Dated: April 5, 2016	NCI INVESTMENTS, LLC,
a Delaware limited liability company

	By:	/s/ Chad Steelberg
Chad Steelberg, Manager

Address: 514 30th Street
Newport Beach, CA 92660

VERITONE, INC.

BV16, LLC JOINDER SIGNATURE PAGE TO VOTING AGREEMENT

As of the date set forth below, the undersigned, BV16, LLC, is acquiring from NCI Investments, LLC (“NCI”) shares of the Common Stock of Veritone, Inc. (the “Company”). By execution of this Joinder Signature Page, the undersigned hereby agrees to become a party to that certain Voting Agreement dated July 15, 2014, by and between the Company and certain other stockholders of the Company (as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms (the “Voting Agreement”)), in the capacity of a “Stockholder” as defined in the Voting Agreement, with all of such rights and obligations as set forth in the Voting Agreement. The undersigned agrees to be bound by and subject to all the terms and conditions of the Voting Agreement.

Dated: April 5, 2016	BV16, LLC,
a Delaware limited liability company

	By:	NCI Investments, LLC, Manager

		By:	/s/ Chad Steelberg
Chad Steelberg, Manager

Address: 514 30th Street
Newport Beach, CA 92660

VERITONE, INC.

NCI INVESTMENTS, LLC JOINDER SIGNATURE PAGE TO VOTING AGREEMENT

As of the date set forth below, the undersigned, NCI Investments, LLC, is acquiring from Veritone, Inc. (the “Company”) shares of the Company’s Common Stock. By execution of this Joinder Signature Page, the undersigned hereby agrees to become a party to that certain Voting Agreement dated July 15, 2014, by and between the Company and certain other stockholders of the Company (as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms (the “Voting Agreement”)), in the capacity of a “Stockholder” as defined in the Voting Agreement, with all of such rights and obligations as set forth in the Voting Agreement. The undersigned agrees to be bound by and subject to all the terms and conditions of the Voting Agreement.

Dated: April 5, 2016	NCI INVESTMENTS, LLC,
a Delaware limited liability company

	By:	/s/ Chad Steelberg
Chad Steelberg, Manager

Address: 514 30th Street
Newport Beach, CA 92660